UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ý

Filed by a Party other than the Registrant  ¨

Check the appropriate box:

ý	Preliminary Proxy Statement

¨	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

¨	Definitive Proxy Statement

¨	Definitive Additional Materials

¨	Soliciting Material Pursuant to §240.14a-12

LAS VEGAS RAILWAY EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

ý	No fee required.

¨	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_____________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_____________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

_____________________________________________________________________________________________

(5) Total fee paid:

_____________________________________________________________________________________________

o	Fee paid previously with preliminary materials.

o
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

_____________________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

_____________________________________________________________________________________________

(3) Filing Party:

_____________________________________________________________________________________________

(4) Date Filed:

_____________________________________________________________________________________________

LAS VEGAS RAILWAY, INC.
6650 Via Austi Parkway, Suite 140
Las Vegas, NV 89119
(702) 583-6715

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 20, 2015

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of  Las Vegas Railway, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Las Vegas Railway”, “we”, “us” or “our”), which will be held on January 20, 2015, at [10:00 A.M. PST at the office of Las Vegas Railway Express, Inc., located at 6650 Via Austi Pkwy, Suite 140, Las Vegas, NV 89119], for the following purposes:

1.	To change the name of the Company to X Holdings Corporation (the “Name Change”);

2.	To vote on increasing the amount of common stock that the Company is authorized to issue from 500,000,000 to 10,000,000,000 (the “Authorized Share Increase”); and

3.	To transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on December 15, 2014, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Special Meeting will be available for inspection for a period of ten days at the Company’s office, located at 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119.

By Order of the Board of Directors

/s/ Michael Barron
Michael Barron
Chief Executive Officer
December 22, 2014
Las Vegas, Nevada

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

LAS VEGAS RAILWAY, INC.
6650 Via Austi Parkway, Suite 140
Las Vegas, NV 89119
__________________________

PROXY STATEMENT
__________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 20, 2015

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND SPECIAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Las Vegas Railway, Inc. (together with its subsidiaries, “Company”, “Las Vegas Railway”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the office of Las Vegas Railway, Inc., located at 6650 Via Austi Pkwy, Suite 140, Las Vegas, NV 89119, on January 20, 2015, at 10:00 A.M. PST, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about December 26, 2014.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on December 15, 2014 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of the Record Date, there were approximately 350,480,143 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 346 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposal described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Special Meeting and voting in person.

Required Vote

Representation at the Special Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Corporation Law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

The approval of the Name Change (Proposal 1) and the Authorized Share Increase (Proposal 2) each require the affirmative vote of a majority of the outstanding shares of Common Stock that are entitled to vote.  Abstentions and broker non-votes are not affirmative votes and therefore will have the same effect as a vote against such proposal.

The broker or other financial institution that holds your shares in its name does not have discretion to vote your shares for non-routine matters. The votes on the Name Change (Proposal 1) and the Authorized Share Increase (Proposal 2) are non-routine matters and the firm that holds your shares in its name may not vote on these items absent your instruction. When a firm votes a client's shares on some but not all of the proposals at the Special Meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the Special Meeting, but are not considered “present” for purposes of voting on the non-routine items.

Shareholders List

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 6650 Via Austi Parkway, Suite 140 Las Vegas, NV 89119 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

VOTE ON CHANGING THE NAME OF THE COMPANY TO X HOLDINGS CORPORATION

General

We believe that changing the name of the Company to X Holdings Corporation will more accurately reflect and represent to the public the business of the Company.  In connection with the name change, we intend to file with FINRA a request to obtain a new ticker symbol. Our request for a new ticker symbol, however, will not be processed until sixty (60) days after FINRA has announced our Name Change to the market.

When the Name Change will go into Effect

Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

PROPOSAL NO. 2

VOTE ON INCREASING THE AMOUNT OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 500,000,000 TO 10,000,000,000

General

The Company's Articles of Incorporation currently authorizes the issuance of 500,000,000 shares of the Company’s common stock, with $0.0001 par value per share (“Common Stock”). As of December 12, 2014, the Company had a total of 350,480,143 shares of Common Stock, outstanding.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 10,000,000,000  (the “Authorized Share Increase”).

Description of Proposed Amendment

The Board of Directors has approved, and is recommending that you vote for approval at the Special Meeting, an amendment to the Article thereof numbered “4” to increase the number of shares of Common Stock we are authorized to issue from 500,000,000 to 10,000,000,000.

The proposed amendment provides that Article Three of the existing Articles of Incorporation, be amended to read in its entirety as follows:

“Total authorized capital stock of the corporation shall be as follows:

Ten Billion (10,000,000,000) authorized shares of Common Stock with a par value of $0.0001, all of which shall be entitled to voting power of one vote per share.”

Purposes and Effects of Proposal 2

The primary purpose of the Authorized Share Increase is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of Proposal 1 would be to grant the Board of Directors the authority to issue shares of Common Stock as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of the OTC Markets or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of Common Stock, and it has no plans to commence an offering of any of the Company’s shares at this time. The Board believes, however, that Proposal 1 provides the flexibility the Company needs to satisfy its obligation to raise additional capital to support the Company.  Approval of Proposal 5 will permit the Company to take advantage of opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING SHAREHOLDERSAND OTHER EFFECTS OF PROPOSAL 2

If Proposal 1 is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of Common Stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding Common Stock.  The Authorized Share Increase will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. The Company’s shareholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company’s Common Stock.

POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSAL 2

Common Stock. The proposed increase in the authorized number of shares of Common Stock could, in some situations, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of Common Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board of Directors of the Company although perceived to be desirable by some shareholders.

Required Vote

The approval of the adoption of Proposal 1 for the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL 1, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met approximately 5 times during fiscal year ended March 31, 2014.  No director attended less than 100% of the meetings.  Additionally, the Board acted approximately 6 times by unanimous written consent in lieu of a meeting during 2014.

Audit Committee

On March 30, 2012, the Board authorized the creation of an Audit Committee. Messrs. John McPherson and John O’Connor were appointed initial members of the Audit Committee, with Mr. McPherson serving as chairman. The Audit Committee has not yet adopted a written charter but its functions shall include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures.

Compensation Committee

On March 30, 2012, the Board authorized the creation of a Compensation Committee. The Board appointed Messrs. John McPherson and Gilbert Lamphere as initial members, with Mr .Lamphere serving as Chairman. While the committee has not yet adopted a written charter, the Compensation Committee shall be responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board the terms and conditions of all employee and consultant compensation and benefit plans.

Nominating Committee

We do not have a separately designated nominating committee because the Board makes all decisions regarding director nominations.

Code of Ethics

We have adopted a code of ethics.

Director's Compensation

The following table sets forth director compensation for the year ended March 31, 2014 (excluding compensation to our executive officers set forth in the summary compensation table above).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Michael Barron	12,000	-	12,000
John D. McPherson	12,000	31,500	43,500
George Rebensdorf(2)	12,000	-	12,000
Thomas Mulligan(3)	11,000	-	12,000
Gilbert H. Lamphere	12,000	47,500	59,500
John O’Connor	12,000	-	12,000
Ronald Batory (4)

(1)	Stock value calculation based on the price of the stock at agreement date.
(2)	Mr. Rebensdorf resigned as a member of the Board on July 29, 2014.
(3)	Mr. Mulligan resigned as a member of the Board on June 18, 2014.
(4)	Mr. Batory was appointed as a member of the Board on August 6, 2014.

We currently compensate our directors for being a Board member the equivalent of an initial 25,000 shares of common stock plus $12,000 annual fee for each member.

Executive Officers

The following table set sets forth the Company’s executive officers as of December 22, 2014:

NAME	AGE	POSITION	OFFICER SINCE

Michael A. Barron	64	Chief Executive Officer, President	2007
Wanda Witoslawski	50	Chief Financial Officer and Treasurer	2011

Executive Compensation

The following table provides information concerning the compensation for the years ended March 31, 2014 and March 31, 2013 for the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (collectively, the “Named Officers”)

SUMMARY COMPENSATION TABLE

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (S)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael A. Barron	2014	$254,444	$0	$0	$380,330	$0	$0	$12,000	$266,444
Chief Executive Officer and President	2013	$246,967	$0	$70,000	$264,359	$0	$0	$12,000	$328,967

Wanda Witoslawski	2014	$230,000	$0	$220,000	$0	$0	$0	$0	$450,000
Chief Financial Officer and Treasurer	2013	$142,055	$0	$255,000	$0	$0	$0	$0	$397,055

Penny White	2014	$182,778	$0	$170,000	$0	$0	$0	$0	$352,778
Former COO and President (3)	2013	$0	$0	$0	$0	$0	$0	$0	$$0

(1)	Penny White was appointed COO and President on February 11, 2014. Prior to that, Michael Barron served as the President and COO.

(2)	Stock value calculation based on the price of the stock at agreement date.

(3)	Penny White resigned from her positions with the Company on September 25, 2014.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of March 31, 2014:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Michael A. Barron	50,000	-	-	$10.00	November 1, 2018	-	-	-	-

Director Compensation for Year Ended March 31, 2014

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers, except that Dianne David Barron, the Company's Manager of Station Development is the spouse of the CEO, Michael A. Barron.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries.  No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years.  No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years.  No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years.  No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended March 31, 2014, were timely.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation of the Company's financial statements and the Company's independent registered public accountants are responsible for auditing those statements. In connection with the preparation of the financial statements for the year ending March 31, 2014, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accountants the matters required to be discussed under Statement on Auditing Standards No. 61, as amended, (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written report, disclosures and the letter from the independent registered public accountants required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has reviewed, evaluated and discussed with that firm the written report and its independence from the Company. The Audit Committee also has discussed with management of the Company and the independent registered public accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2014, for filing with the SEC.

Respectfully submitted,

John McPherson
Audit Committee Chairman

The preceding Report of the Audit Committee will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

(a) The aggregate fees billed by BDO for the audit of the Company’s financial statements for the fiscal years ended March 31, 2014 and 2013, were $80,750 and $78,825, respectively.

Audit Related Fees

(b) BDO did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended March 31, 2014 and 2013, respectively.

All Other Fees

(c) BDO did not bill the Company for any products and services other than the foregoing during the fiscal years ended March 31, 2014 and 2013, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Director Independence

Three of our directors, John McPherson, John O’Connor and Ronald Batory, are independent directors, using the NASDAQ definition of independence.

Related Party Transactions

Certain officers and directors have a beneficial ownership and are officers and directors companies which are or have been parties to financial transactions. We may be subject to various conflicts of interest in our relationship with Mr. Barron, Mr. Rebensdorf and Mr. Lamphere and their other business enterprises. Mr. Lamphere and Mr. Rebensdorf own or are partners other business enterprises that entered into advisory or consulting agreements with Las Vegas Railway Express, Inc. and Mr. Barron is executive officer, CEO, of the Company. The following is a description of transactions and relationships between us, our executive officers and our directors and each of their affiliates.

Michael A. Barron, the CEO and President of the Company, is a 100% owner and President of Allegheny Nevada Holdings Corporation, “Allegheny”.  The Company was indebted to Allegheny by a certain promissory note, dated January 6, 2009, of which Allegheny loaned the Company funds for working capital needs.   As of March 31, 2014 and 2013, the balance of the note was $0 and $124,301, respectively.  This note was included in liabilities of discontinued operations on the balance sheet. . During the year ended March 31, 2014, the Company paid $124,301 to pay off principal balance and $27,272 for interest at the rate of 10%.

On November 23, 2009, the Company entered into an Asset Purchase Agreement with Las Vegas Railway Express, a Nevada Corporation, of which Allegheny was owner of 28.6% and Mr. Barron is a 28.6% owner, independent of Allegheny.  On January 21, 2010, by shareholder approval the Company acquired Las Vegas Railway Express for 1,000,000 shares of the Company’s stock, of which 200,000 were issued on April 23, 2010.  The remaining 800,000 shares were issued on August 15, 2012.

Dianne David Barron, the Company’s Manager of Station Development is the spouse of the CEO, Michael A. Barron and receives an annual salary of $96,000.

Joseph Cosio-Barron, former President, Secretary and Director of the Company is a 100% owner of CBS Consultants “CBS”, a Nevada Corporation.  CBS had a 22.9% ownership of Las Vegas Railway Express at the time of acquisition on October 1, 2009, the Company entered into a promissory note with Mr. Cosio-Barron for $86,709.  The Company converted 867,085 shares of the Company’s stock at $0.05 per share, resulting in a balance at March 31, 2014 and 2013 of $0 and $69,740, respectively.   This note was included in liabilities of discontinued operations on the balance sheet.  During the year ended March 31, 2014, the Company paid $69,740 to pay off principal balance and $14,592 for interest at the rate of 10%.

Gilbert H. Lamphere, a Director of the Company, is a partner of FlatWorld Capital, a company that entered into Advisory Agreement with Las Vegas Railway Express, Inc.  As compensation FlatWorld Capital was issued 494,396 warrants which are exercisable into shares of common stock at exercise prices ranging from $2 to $11 per share.

During the year ended March 31, 2014, the Company issued an additional 125,000 warrants as payment of directors’ services.  The warrants are exercisable into shares of the Company’s common stock at exercise prices between $2 and $3 per share.  The Company also issued 200,000 shares of common stock for the conversion of a $200,000 convertible note payable held by a related party entity owned by a Director of the Company.

During the year ended March 31, 2014, the Company incurred $53,822 of legal and administrative expenses relating to the formation of a limited partnership, of which the Company holds a 20% interest and is the general partner.

John H. Marino, a former Director of the Company through March 10, 2014, is a 100% owner of Transportation Management Services, Inc., a company that entered into consulting agreement with the Company. During the year ended March 31, 2013 Transportation Management Services, Inc. was issued 30,000 shares of common stock, as well as $13,500 in cash, which resulted in total consulting expense of $43,500.  During the year ended March 31, 2014, the Company issued Transportation Management Services, Inc. 13,125 shares of common stock as payment for services provided which resulted in consulting expense of $10,500.  During the year ended March 31, 2013, the Company acquired four of its railcars from Transportation Management Services, Inc. for a total purchase price of $29,000, along with warrants to purchase 6,050 shares of common stock which were valued at $12,763.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of December 12, 2014 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

	Amount and Nature of
Directors and Officers (1)	Beneficial Ownership (2)	Percent of Class (3)

Michael Barron, CEO and President (4)	15,744,345	4.49%

Wanda Witoslawski, CFO and Treasurer	7,489,192	2.14%

John McPherson, Director	95,833	0.03%

Gilbert H. Lamphere, Chairman (5)	49,975,003	14.25%

John O'Connor, Director	491,594	0.14%

Ronald Batory	0	0%

All directors and executive officers as a group	73,795,967	21.05%

 * less than one percent

(1)	The address of each of the beneficial owners is 6650 Via Austi Parkway, Suite 140, Las Vegas, Nevada 89119.

(2)
In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Based on 350,480,143 shares outstanding as of December 12, 2014.

(4)	Includes 328,103 shares held by Allegheny Nevada Holdings Corporation which is in the sole control of Michael Barron.

(5)	Includes 31,350,001 shares of Common Stock registered in the name of American Pension Services, Inc. for the benefit of Gilbert H. Lamphere.

 SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Las Vegas Railway, Inc., 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2015 MEETING

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2015 Annual Meeting of Shareholders must be received by the Company no later than March 31, 2015.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2015 Annual Meeting of Shareholders is the same as the date of the 2014 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2015 Annual Meeting of Shareholders must notify the Company by no later than March 31, 2015. The notice must also comply with the Company’s bylaws.  Notices should be directed to: Las Vegas Railway, Inc., 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119 or by calling telephone number (702) 583-6715.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Las Vegas Railway, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Special Meeting, other than the proposal described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Michael Barron, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Michael Barron
Michael Barron
Chief Executive Officer

Las Vegas, Nevada
December 22, 2014

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
LAS VEGAS RAILWAY, INC.

The undersigned hereby appoints Michael Barron as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on January 20, 2014, at 10:00 A.M. PST at the office of Las Vegas Railway Express, Inc., located at 6650 Via Austi Pkwy # 140, Las Vegas, NV 89119, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Special Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 2.

1.	To change the name of the Company to X Holdings, Inc.

	o FOR	o AGAINST	o ABSTAINS

2.	To increase the number of shares of Common Stock we are authorized to issue from 500,000,000 to 10,000,000,000.

	o FOR	o AGAINST	o ABSTAINS

3.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Special Meeting, please mark the box below.

o WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposal.

Dated:	, 2014

Name of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.